Exhibit 10.4

Bank of America

CONTINUING  AND  UNCONDITIONAL  GUARANTY

1.  The  Guaranty.   For valuable  consideration,   the undersigned  ("Guarantor")  hereby unconditionally  guarantees  and promises  to pay  promptly  to Bank of America,  N.A.,  its subsidiaries  and affiliates (collectively,  "Bank"),  or order,  in lawful  money  of the United  States,  any and all Indebtedness  of Mechanical Technology,   Incorporated  ("Borrower')   to  Bank when  due, whether  at stated  maturity,  upon acceleration  or otherwise,  and at all times  thereafter.   The  liability  of Guarantor  under this Guaranty  is not limited  as to the principal  amount  of the Indebtedness  guaranteed  and includes,  without  limitation,  liability  for all interest,  fees, indemnities,  and other  costs  and expenses  relating  to or arising  out of the Indebtedness  and for  all swap, derivative,  foreign  exchange  or hedge  or other  similar  transaction  or arrangement   ("Swap  Obligations")  now or hereafter  owing  from  Borrower  to  Bank.  No Guarantor  will  be deemed  to be a guarantor  of any Swap  Obligation  to the  extent  that such Guarantor  is not an Eligible  Contract  Participant  at the time  such  guaranty  becomes  effective with  respect  to such  Swap  Obligations  as set forth  in the  Commodities  Exchange  Act  (7 U.S.C.,  Sec. 1, et. seq.). The  liability  of Guarantor  is continuing  and relates  to any Indebtedness,  including  that arising  under successive transactions  which  shall  either continue  the  Indebtedness  or from time to time  renew  it after it has been satisfied. This  Guaranty  is cumulative  and does  not supersede  any  other  outstanding  guaranties,  and the  liability  of Guarantor  under this  Guaranty  is exclusive  of Guarantor's  liability  under any other  guaranties  Signed by Guarantor.  If multiple  individuals  or entities  sign this  Guaranty,  their  obligations  under this  Guaranty  shall  be joint and several.   "Indebtedness"   shall  mean  and  includes  any and all advances,  debts,  obligations  and liabilities  of Borrower,  or any of them,  previously,  now or later  made,  incurred  or created,  whether  voluntary  or involuntary  and however  arising,  whether  due or not due, absolute  or contingent,  liquidated  or unliquidated,  determined  or undetermined,   including  Swap  Obligations  and obligations  under any deposit,  treasury  management  or other similar  transaction  or arrangement,  and whether  any of the  Borrowers  may be liable  individually  or jointly  with others,  or whether  recovery  upon  such  Indebtedness  may be or later  becomes  unenforceable.

2.  Obligations Independent.   The obligations  under  this Guaranty  are  independent  of the obligations  of Borrower  or any other  guarantor,  and a separate  action  or actions  may  be brought  and prosecuted against  Guarantor  whether  action  is brought  against  Borrower  or any other  guarantor  or whether  Borrower  or any other  guarantor  be joined  in any such  action  or actions.

3.  Rights of Bank.   Guarantor  authorizes  Bank, without  notice  or demand  and without  affecting  its liability  hereunder,  from time  to time  to:

(a)   renew,  compromise,  extend,  accelerate,  or otherwise  change  the time  for  payment, or otherwise  change  the  terms,  of the  Indebtedness  or any  part thereof,  including  increase  or decrease  of the rate of interest,  or otherwise  change  the terms  of any Bank Agreements;

(b)   receive  and  hold security  for the payment  of this  Guaranty  or any  Indebtedness  and exchange,  enforce,  waive,  release,  fail to perfect,  sell, or otherwise  dispose  of any  such security;

(c)   apply  such security  and direct  the order  or manner  of sale thereof  as Bank in its discretion  may  determine;

(d)   release  or substitute  any Guarantor  or anyone   or more  of any endorsers  or other guarantors  of any of the  Indebtedness;  and

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Continuing and Unconditional Guaranty

(e)   permit the  Indebtedness  to exceed  Guarantor's  liability  under this Guaranty,  and Guarantor  agrees  that any amounts  received  by Bank from  any source  other  than  Guarantor  shall  be deemed  to be applied  first to any portion  of the  Indebtedness  not guaranteed  by Guarantor.

4.  Guaranty to be Absolute.   Guarantor  agrees  that until the Indebtedness   has been  paid  in full in immediately  available  funds  and any commitments   of  Bank or facilities  provided  by Bank with  respect  to the Indebtedness  have been  terminated,  Guarantor  shall  not be released  by or because  of the taking,  or failure  to take, any  action  that might  in any manner  vary,  discharge  or otherwise  reduce,  limit,  or modify  Guarantor's obligations  under  this Guaranty.   Guarantor  waives  and surrenders  any defense  to any liability  under this Guaranty  based  upon any such  action,  including  but not  limited to any action  of Bank  described  in the immediately  preceding  paragraph  of this Guaranty.    It is the express  intent  of Guarantor  that Guarantor's obligations  under  this Guaranty  are and shall  be absolute  and unconditional.    If this  Guaranty  is revoked, returned,  or canceled,  and subsequently  any  payment  or transfer  of any interest  in property  by Borrower  to Bank is rescinded  or must  be returned  by Bank to  Borrower,  this Guaranty  shall  be reinstated  with  respect  to any such payment  or transfer,  regardless  of any such  prior revocation,  return, or cancellation;  and any guaranty  of any indemnities,  shall  survive  any termination  of this  Guaranty.  In the event  of the death  of a Guarantor,  the  liability  of the estate of the  deceased  Guarantor  shall  continue  in full force  and effect  as to  (i) the Indebtedness  existing  at the date of death,  and any renewals  or extensions,  and (ii) loans or advances  made to or for the  account  of Borrower  after the  date of the death of the deceased  GUarantor  pursuant  to a commitment  made by  Bank to Borrower  prior to the date  of such death.   As to all surviving  Guarantors,  this Guaranty  shall continue  in full force and effect  after  the death  of a Guarantor,  not only as to the  Indebtedness  existing  at that time,  but also as to the Indebtedness  later  incurred  by Borrower  to Bank.  In the event  that acceleration  of the time  for  payment  of any of the  Indebtedness  is stayed  upon  the  insolvency,  bankruptcy,  Of  reorganization  of  Borrower  or otherwise,  all such Indebtedness  guaranteed  by Guarantor  shall  nonetheless  be payable  by Guarantor  immediately  if requested  by Bank.

5.  Guarantor's Waivers  of Certain  Rights and Certain  Defenses.   Guarantor  waives:

(a)  any right to require  Bank to:

(i)   proceed  against  Borrower  or any other  person;

(ii)   marshal  assets  or proceed  against  or exhaust  any security  held from  any of the Borrowers  or any other  person;

(iii)  give notice  of the terms,  time  and place of any public  or private  sale or other disposition  of personal  property  security  held  from  Borrower  or any other  person;

(iv)  take  any  other  action  or pursue any other  remedy  in  Bank's power;  or

(v)  make  any presentment  or demand  for  performance,  or give any  notice of nonperformance,  acceleration,   protest,  notice of protest  Of  notice  of dishonor  hereunder  or in connection  with  any obligations  or evidences  of indebtedness  held  by Bank as security  for  or which  constitute  in whole  or in part the  Indebtedness  guaranteed  hereunder,  or in connection  with the creation  of new or additional  Indebtedness,  or give any  notice  of acceptance  of this Guaranty, or notices  of any fact that might  increase  Guarantor's  risk.

(b)  any defense  to its obligations  under this Guaranty  based  upon or arising  by reason of:

(i)  any disability  or other  defense  of  Borrower  or any other  person;

(ii)  the cessation  or limitation  from any cause  whatsoever,  other  than  payment  in full, of the Indebtedness  of  Borrower  or any other  person;

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Continuing and Unconditional Guaranty

(iii)  any lack of authority  of any officer,  director,  partner,  agent  or any other person  acting or purporting  to act on behalf  Borrower  which  is a corporation,  partnership  or other type of entity, or any defect  in the  formation  of Borrower;

(iv)  the application   by Borrower  of the proceeds  of any Indebtedness   for purposes  other  than the  purposes  represented  by Borrower  to, or intended  or understood  by, Bank or Guarantor;

(v)  any act  or omission  by Bank which  directly  or indirectly  results  in or aids the discharge  of Borrower  or any  portion  of the  Indebtedness  by operation  of  law or otherwise,  or which  in any way  impairs  or suspends  any rights  or remedies  of Bank against  Borrower;

(vi)  any  impairment  of the value  of any interest  in any security  for the Indebtedness,  including  without  limitation,  the failure  to obtain  or maintain  perfection  or recordation  of any  interest  in any such  security,  the  release  of any such  security  without substitution,  and/or  the failure  to preserve  the value  of, or to comply  with  applicable  law in disposing  of, any such  security;

(vii)  any  modification  of the  Indebtedness,  in any form Whatsoever,  including  any modification  made after  revocation  hereof to any Indebtedness   incurred  prior to such  revocation, and including  without  limitation  the  renewal,  extension,  acceleration  or other  change  in time  for payment  of, or other  change  in the terms  of, the  Indebtedness,  including  increase  or decrease  of the  rate of interest;

(viii)             any requirement  that  Bank give any notice  of acceptance  of this  Guaranty;

(ix)  any defense  based on any claim that Guarantor's  obligations  exceed  or are more  burdensome  than those of Borrower;

(x) the benefit of any  statute  of limitations  affecting  Guarantor's  liability  under  this Guaranty;  or

(xi)   any election  of remedies  by Bank,  even  though  that election  of remedies, such as a non-judicial  foreclosure  with  respect  to any  security  for any portion  of the Indebtedness, destroys  Guarantor's  rights  of subrogation  or Guarantor's  rights  to proceed  against  Borrower  for reimbursement.

(c)  until the  Indebtedness   has been  paid  in full and any commitments   of Bank  or facilities provided  by Bank with respect  to the  Indebtedness   have been  terminated,  even though  the  Indebtedness may  be in excess  of Guarantor's  liability  hereunder,  to the extent  permitted  by applicable  law, any  right of subrogation,   reimbursement,  indemnification,   and contribution  (contractual,  statutory,  or otherwise).

No provision  or waiver  in this Guaranty  shall  be construed  as limiting  the generality  of any  other waiver  contained in this  Guaranty.

6.   Lien and Setoff.   Guarantor  grants  to Bank a continuing  lien, security  interest,  and  right  of setoff  as security  for all of Guarantor's  liabilities  and obligations  to Bank, whether  now existing  or later arising, upon  and  against  all the deposits,  credits,  collateral  and property  of Guarantor  (other than  clients'  trust  and other fiduciary  accounts  or escrows)  now or hereafter  in the possession,  custody,  or control  of Bank or any entity  under the control  of Bank of America  Corporation  and  its successors  and assigns  or in transit  to any of them.   At any time, without  further  demand  or notice  (any such  notice  being  expressly  waived  by Guarantor),  Bank  may set off the same  or any  part thereof  and apply  the same  to  any liability  or obligation  of Guarantor  even  though  unmatured and  regardless  of the adequacy  of any  other  collateral  securing  this Guaranty.   TO THE  EXTENT  PERMITTED BY  LAW,  ANY  AND  ALL  RIGHTS  TO  REQUIRE  BANK  TO EXERCISE  ITS  REMEDIES  WITH  RESPECT  TO ANY  OTHER  COLLATERAL   WHICH  SECURES  THE  LIABILITIES   PRIOR  TO  EXERCISING  ITS  RIGHT  OF

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Continuing and Unconditional Guaranty

SET OFF WITH  RESPECT  TO SUCH  DEPOSITS,  CREDITS  OR  OTHER  PROPERTY  OF GUARANTOR,   ARE VOLUNTARILY,   INTENTIONALLY,   AND  IRREVOCABLY   WAIVED.

7.  Subordination.    Any  obligations  of Borrower  to Guarantor,  now or hereafter  existing,  including but not limited  to any obligations  to Guarantor  as subrogee  of  Bank or resulting  from Guarantor's  performance under this  Guaranty,  are hereby  subordinated  to the  Indebtedness.   Guarantor  agrees that,  if Bank  so requests, Guarantor  shall  not demand,  take,  or receive from  Borrower,  by setoff  or in any other  manner,  payment  of any other obligations  of Borrower  to Guarantor  until the Indebtedness   has been  paid  in full and any commitments   of Bank or facilities  provided  by Bank with  respect  to the Indebtedness  have  been  terminated.   If any  payments  are received  by Guarantor  in violation  of such waiver  or agreement,  such  payments  shall  be received  by Guarantor  as trustee  for  Bank  and shall  be paid  over to Bank on account  of the  Indebtedness,  but without  reducing  or affecting in any  manner  the  liability  of Guarantor  under the other  provisions  of this  Guaranty.   Any  security  interest,  lien, or other  encumbrance  that Guarantor  may now or hereafter  have on any property  of Borrower  is hereby subordinated  to any  security  interest,  lien, or other  encumbrance  that Bank  may  have on any such  property.

8.  Revocation of Guaranty.

(a)  This  Guaranty  may  be revoked  at any time  by Guarantor  in respect to future transactions.    Such  revocation  shall  be effective  upon actual  receipt  by Bank, at the address  shown  below or at such  other  address  as may  have been  provided  to Guarantor  by Bank, of written  notice  of revocation.   Revocation  shall  not affect any of Guarantor's  obligations  or Bank's  rights with  respect  to transactions  committed  or entered  into prior to  Bank's  receipt  of such  notice,  nor shall  it affect  Guarantor's obligations  with  respect  to any indemnities,  executed  prior to Bank's  receipt  of such  notice.

(b)   Guarantor  acknowledges  and agrees  that this  Guaranty  may  be revoked  only in accordance  with  the foregoing  provisions  of this paragraph  and shall  not be revoked  simply  as a result  of any change  in name,  location,  ownership  or composition  or structure  of Borrower,  or the dissolution  of Borrower.

9.  Extent of Guaranty.   If Guarantor  is a subsidiary  or affiliate  of Borrower,  Guarantor's  liability hereunder  shall  not exceed  at anyone   time  the largest  amount  during  the  period  commencing  with  Guarantor's execution  of this Guaranty  and thereafter  that would  not render Guarantor's  obligations  hereunder  subject  to avoidance  under Section  548 of the  Bankruptcy  Code (Title  11, United States  Code) or any comparable provisions  of any applicable  state  law.

10.  Taxes.

(a)  Guarantor  represents  and warrants  that  it is organized  and resident  in the United States  of America.   All payments  by Guarantor  hereunder  shall  be paid  in full, without  setoff  or counterclaim  or any deduction  or withholding  whatsoever,  including,  without  limitation,  for any and all present  and future  taxes.   If Guarantor  must  make a payment  under this Guaranty,  Guarantor  represents and warrants  that it will  make the  payment from  one of its U.S.  resident  offices to  Bank so that no withholding  tax is imposed  on the  payment.   Notwithstanding  the  foregoing,  if Guarantor  makes a payment  under this Guaranty  to which  withholding  tax  applies  or if any taxes  (other  than taxes  on net income  (i) imposed  by the country  or any subdivision  of the country  in which  Bank's  principal  office or actual  lending  office  is located  and (ii) measured  by the  United  States  taxable  income  Bank would  have received  if all payments  under or in respect of this  Guaranty  were  exempt from taxes  levied  by Guarantor's  country)  are at any time  imposed  on any payments  under or in respect of this  Guaranty including,  but not limited  to, payments  made  pursuant  to  this paragraph,  Guarantor  shall  pay all such taxes to the  relevant  authority  in accordance  with  applicable  law such  that Bank  receives  the sum  it would have  received  had no such  deduction  or withholding  been  made (or,  if Guarantor  cannot  legally  comply with  the foregoing,  Guarantor  shall  pay to  Bank such  additional  amounts  as will  result  in Bank  receiving the sum  it would  have received  had no such deduction  or withholding  been  made).   Further,  Guarantor shall  also pay to Bank,  on demand,  all additional  amounts  that Bank  specifies  as necessary  to  preserve the after-tax  yield  Bank would  have received  if such taxes  had not  been  imposed.

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Continuing and Unconditional Guaranty

(b)   Guarantor  shall  promptly  provide  Bank with  an original  receipt  or certified  copy  issued by the  relevant  authority  evidencing  the  payment of any such  amount  required  to be deducted  or withheld.

11.  Information Relating to  Borrower.   Guarantor  acknowledges  and agrees  that  it has made such  independent  examination,  review,  and investigation  of the  Bank  Agreements  as Guarantor  deems  necessary and appropriate,  and shall  have sole  responsibility  to obtain from  Borrower  any  information  required  by Guarantor about  any  modifications  to the  Bank Agreements.  Guarantor  further  acknowledges   that Bank  has no duty,  and Guarantor  is not  relying on Bank, at any time  to disclose  to Guarantor  any  information  relating  to the business operations  or financial  condition  of Borrower.  "Bank  Agreements"  shall  mean  all agreements,  documents,  and instruments  evidencing  any of the  Indebtedness,  including  but not  limited to all loan  agreements  between Borrower  and Bank and  promissory  notes  from  Borrower  in favor  of Bank,  and all deeds of trust,  mortgages, security  agreements,  and other  agreements,  documents,  and  instruments  executed  by Borrower  in connection with  the  Indebtedness,  all  as now in effect  and as hereafter  amended,  restated,  renewed,  or superseded.

12.  Borrower's Authorization.   Where  Borrower  is a corporation,   partnership,  or limited  liability company,  it is not necessary  for  Bank to inquire  into the  powers  of  Borrower  or of the officers,  directors,  partners, members,  managers,  or agents  acting  Of  purporting  to act  on its behalf,  and any  Indebtedness  made  or created  in reliance  upon  the  professed  exercise  of such  powers  shall  be guaranteed  under this  Guaranty,  subject  to any limitations  on Guarantor's  liability  set forth  in this Guaranty.

13.  Guarantor  Information:  Reporting  to Credit  Bureaus.   Guarantor  authorizes  Bank to verify  or check  any information  given  by Guarantor  to Bank, check  Guarantor's  credit  references,  verify  employment,  and obtain  credit  reports.   Guarantor  shall  provide  such financial  statements   and other financial  information  about Guarantor  as Bank  may  request  from  time to time.   Guarantor  agrees  that  Bank shall  have the  right at all times  to disclose  and report  to credit  reporting  agencies  and credit  rating  agencies  such  information  pertaining  to the Indebtedness  and/or  Guarantor  as is consistent  with  Bank's  policies  and practices  from time  to time  in effect. Guarantor  acknowledges   and agrees  that the authorizations  provided  in this  paragraph  apply to any individual general  partner  of Guarantor  and to Guarantor's  spouse  and any such  general  partner's  spouse  if Guarantor  or such  general  partner  is married  and lives in a community  property  state.

14.  Change of Status.   Any  Guarantor  that is a business  entity shall  not enter  into any consolidation,  merger,  or other  combination  unless  Guarantor  is the surviving  business  entity.   Further,  Guarantor shall  not change  its legal structure  unless  (a) Guarantor  obtains  the  prior written  consent  of Bank  and (b) all Guarantor's  obligations  under this  Guaranty  are assumed  by the  new business  entity.

15.  Remedies.   If Guarantor  fails to fulfill  its duty  to pay all Indebtedness  guaranteed   hereunder or shall  breach or fail to comply  with  any term or provision  of this Guaranty,  Bank  shall  have all of the  remedies  of a creditor  and, to the extent  applicable,  of a secured  party,  under  all applicable  law.   Without  limiting  the foregoing to the extent  permitted  by law, Bank  may, at its option and without  notice  or demand:

(a)   declare  any Indebtedness  due and payable  at once;

(b)  take  possession  of any collateral  pledged  by Borrower  or Guarantor,  wherever located,  and sell,  resell,  assign,  transfer,  and deliver all or any  part of the collateral  at any public  or private sale or otherwise  dispose  of any or all of the collateral  in its then  condition,  for cash  or on credit  or for future  delivery,  and in connection  therewith  Bank may  impose  reasonable  conditions  upon  any such  sale. Further,  Bank, unless  prohibited  by law the  provisions  of which  cannot  be waived,  may  purchase  all or any part  of the collateral  to be sold, free  from and discharged  of all trusts,  claims,  rights  of redemption and equities  of  Borrower  or Guarantor  whatsoever.    Guarantor  acknowledges   and agrees  that the  sale of any collateral  through  any nationally  recognized  broker-dealer,   investment  banker,  or any other  method common  in the  securities  industry  shall  be deemed  a commercially   reasonable  sale under the  Uniform Commercial  Code  or any  other equivalent  statute  or federal  law, and  expressly  waives  notice  thereof except as  provided  in this  Guaranty;  and

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Continuing and Unconditional Guaranty

(c)  set off and apply  any and all deposit  accounts  of Guarantor  held  by Bank or its affiliates  against  any and  all obligations  of Guarantor  owing  to Bank.   The  set-off  may be made irrespective  of whether  or not Bank  shall  have made demand  under  this Guaranty,  and although  such obligations  may  be contingent  or unmatured  or denominated  in a currency  different  from  that of the applicable  deposit  accounts  and without  regard  for the availability  or adequacy  of other  collateral.   If exercised  by Bank,  Bank shall  be deemed  to  have exercised  such  right of setoff  and to have made  a charge  against  any such  money  immediately  upon  the occurrence  of  such default  although  made  or entered  on the  books  after such  default.

16.  Notices.   All notices  required  under this  Guaranty  shall  be personally  delivered  or sent  by first class  mail,  postage  prepaid,  or by overnight  courier,  to the addresses  on the  signature  page  of this  Guaranty,  or sent  by facsimile  to the fax numbers  listed  on the signature  page,  or to such  other  addresses  as Guarantor  may specify  from  time to time  in writing.   Notices  and other  communications   shall  be effective  (i) if mailed,  upon  the earlier  of receipt  or five (5) days after  deposit  in the  U.S. mail, first  class,  postage  prepaid,  (ii) if telecopied,  when transmitted,  or (iii) if hand-delivered,   by courier  or otherwise  (including  telegram,  lettergram  or mailgram),  when delivered.

17.  Successors and Assigns.   This  Guaranty  (a) binds Guarantor  and Guarantor's  executors, administrators,   successors,  and assigns,  provided  that Guarantor  may not assign  its rights or obligations  under this Guaranty  without  the prior written  consent  of Bank, and (b) inures to the  benefit  of Bank  and Bank's indorsees,  successors,  and assigns.  Bank  may, without  notice  to Guarantor  and without  affecting  Guarantor's obligations,  sell  participations  in, or assign  the  Indebtedness  and this  Guaranty,  in whole  or in part and may exchange  information  about  Guarantor  to any actual or potential  participants  or assignees.

18.  Amendments, Waivers, and Severability.   No provision  of this  Guaranty  may be amended  or waived  except  in writing.   No failure  by Bank to exercise,  and  no delay in exercising,  any of its rights,  remedies,  or powers  shall  operate  as a waiver  of such  rights, remedies  or powers,  and no single  or partial  exercise  of any such right,  remedy,  or power  shall  preclude  any  other or further  exercise  thereof  or the  exercise  of any other  right, remedy,  or power.  The  unenforceability   or invalidity  of any  provision  of this Guaranty  shall  not affect  the enforceability  or validity  of any other  provision  of this Guaranty.

19.  Costs and Expenses.   Guarantor  agrees  to pay all reasonable  attorneys'  fees  and all other costs and expenses  that may  be incurred  by  Bank (a) in the enforcement  of this Guaranty  or (b) in the preservation,   protection,  or enforcement  of any rights  of Bank  in any case commenced   by or against  Guarantor under the  Bankruptcy  Code  (Title  11, United  States  Code)  or any similar  or successor  statute .

20.   Representations and Warranties.   When  Guarantor  signs  this Guaranty,  and until the Indebtedness  is repaid  in full and any  commitments  or facilities  provided  by Bank with  respect  to the Indebtedness  have  been terminated,  Guarantor  makes the following  representations   and warranties:

(a)   If Guarantor  is anything  other  than  a natural  person,  it is duly  formed  and existing under the laws of the state  or other jurisdiction  where  organized.

(b)  This  Guaranty,  and any instrument  or agreement  required  hereunder,  are within Guarantor's  powers,  have  been duly  authorized,  and do not conflict  with  any of its organizational   papers.

(c)  In each  state  in which  Guarantor  does  business,  it is properly  licensed,  in good standing,  and, where  required,  in compliance  with  fictitious  name  statutes.

(d)  All financial  and other  information  that  has been  or will  be supplied  to Bank  is sufficiently  complete  to give Bank  accurate  knowledge  of Guarantor's  financial  condition,  including  all material  contingent  liabilities.   Since  the date of the most  recent  financial  statement  provided  to Bank, there  has been  no material  adverse  change  in the  business  condition  (financial  or otherwise),  operations, properties  or prospects  of Guarantor.   If Guarantor  is comprised  of the trustees  of a trust,  the foregoing representations  shall also  pertain  to the trustor(s)  of the trust.

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Continuing and Unconditional Guaranty

(e)  There  is no lawsuit,  tax  claim or other  dispute  pending  or threatened  against Guarantor  which,  if lost, would  impair  Guarantor's  financial  condition  or ability to  repay the Indebtedness, except  as have been  disclosed  in writing  to  Bank.

(f)   Guarantor  is not in default  on any obligation  for  borrowed  money, any  purchase money  obligation  or any other  material  lease, commitment,  contract,  instrument  or obligation,  except  as have  been disclosed  in writing  to Bank.

(g)  Guarantor   has no knowledge  of any pending  assessments  or adjustments  of its income  tax for any year  and all taxes  due have been  paid, except as  have been  disclosed  in writing  to Bank.

(h)  There  is no event  which  is, or with  notice or lapse  of time  or both would  be, a default by Guarantor  under this  Guaranty  or under any other  instrument  or agreement  executed  in connection with the  Indebtedness  or this  Guaranty.

(i)  Guarantor  will  not be rendered  insolvent  by the execution,  delivery,  and  performance of its obligations  under this  Guaranty.

(j)  Guarantor,  if a natural  person,  has obtained  any spousal  or other  consents  or waivers which  may be required  by applicable  law.

21.  Governing Law.  Except  to the extent  that any law of the  United  States  may apply, this Guaranty  shall  be governed  and  interpreted  according  to the laws of  New York  (the "Governing  Law State"), without  regard to any choice  of law,  rules or principles  to the contrary.   Nothing  in this  paragraph  shall  be construed  to limit or otherwise  affect  any  rights  or remedies  of  Bank under  federal  law.

22.  Venue  and Jurisdiction.   Guarantor  agrees  that any action  or suit  against  Bank arising  out of or relating  to this  Guaranty  shall  be filed  in federal  court  or state court  located  in the Governing  Law State. Guarantor  agrees  that Bank  shall  not  be deemed  to  have waived  its rights  to enforce  this section  by filing  an action  or suit  against  Guarantor  in a venue  outside  of the Governing  Law State.   If Bank does  commence  an action  or suit  arising out of or relating  to this Guaranty,  Guarantor  agrees  that the case  may  be filed in federal court  or state  court  in the Governing  Law State.   Bank reserves  the  right to commence  an action  or suit  in any other jurisdiction  where  Borrower,  any Guarantor,  or any collateral  has any presence  or is located.   Guarantor consents  to personal jurisdiction   and venue  in such forum  selected  by Bank and waives  any right to contest jurisdiction   and venue  and the convenience   of any such forum.  The  provisions  of this section  are material inducements  to Bank's  acceptance  of this  Guaranty.

23.  Waiver of Jury Trial.    EACH  PARTY  HERETO  HEREBY  IRREVOCABLY   WAIVES,  TO THE  FULLEST   EXTENT  PERMITTED   BY APPLICABLE    LAW  ANY  RIGHT  IT MAY  HAVE  TO A TRIAL  BY JURY  IN ANY  LEGAL  PROCEEDING   DIRECTLY  OR INDIRECTLY   ARISING   OUT  OF OR  RELATING  TO  THIS GUARANTY   OR ANY  OTHER  DOCUMENT   EXECUTED  IN CONNECTION   HEREWITH  OR THE TRANSACTIONS    CONTEMPLATED    HEREBY  OR THEREBY  (WHETHER   BASED  ON  CONTRACT,  TORT  OR ANY  OTHER  THEORY).   EACH  PARTY  HERETO  (a) CERTIFIES  THAT  NO  REPRESENTATIVE,   AGENT  OR ATTORNEY   OF ANY  OTHER  PERSON  HAS  REPRESENTED,   EXPRESSLY   OR  OTHERWISE,  THAT  SUCH OTHER  PERSON  WOULD  NOT, IN THE  EVENT  OF  LITIGATION,   SEEK  TO  ENFORCE  THE FOREGOING WAIVER,  (b) ACKNOWLEDGES    THAT  IT AND  THE  OTHER  PARTIES  HERETO  HAVE  BEEN  INDUCED  TO ENTER  INTO  THIS GUARANTY   AND  THE  OTHER  DOCUMENTS  CONTEMPLATED    HEREBY  BY, AMONG OTHER  THINGS,  THE MUTUAL  WAIVERS  AND  CERTIFICATIONS   IN THIS  SECTION  AND  (c)  CERTIFIES THAT  THIS  WAIVER  IS KNOWINGLY,   WILLINGLY   AND  VOLUNTARILY   MADE.

24.  Application of Singular  and Plural.   In all cases  where  there  is but a single  Borrower,  then  all words  used herein  in the  plural  shall  be deemed  to have  been  used  in the singular  where  the context  and construction  so require;  and when  there  is more than  one  Borrower,  or when  this  Guaranty  is executed  by more

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Continuing and Unconditional Guaranty

than one Guarantor,  the word  "Borrower"  or "Borrowers"  and the word "Guarantor"  respectively  shall  mean  all or anyone   or more of them  as the context  requires.

25.   Final Agreement.   This  Agreement  and any  related  security  agreements  or other  agreements required  by this Agreement  constitute  the  entire  agreement  between  Guarantor  and Bank with  respect  to the subject  matter  of this Guaranty  and with  respect  to the credit  facilities  provided  by Bank to Borrower  and supersede  all  prior negotiations,  communications,   discussions  and correspondence   concerning  the subject  matter hereof.  In the event of any conflict  between  this Agreement  and any other agreements  required  by this Agreement, this Agreement  will  prevail.

The parties executed this agreement as of May 5, 2014, intending  to create  an instrument  executed  under  seal.

MTI Instruments, Inc.

By: /s/ Rick Jones                              (Seal)

Rick Jones, Chief Financial Officer

Address for notices to Bank:

Doc Retention - GCF

CT2-515-BB-03

70 Batterson Park Road

Farmington, CT 06032

Address for notices to Guarantor:

MTI Instruments, Inc.

325 Washington Ave Ext

Albany, NY 12205

Ref#: 1001553576 - MTI INSTRUMENTS, INC.

Continuing and Unconditional Guaranty